UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2020

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On October 1, 2020, Icahn Enterprises L.P. (“Icahn Enterprises”), Icahn Capital LP (‘‘Icahn Capital’’), a wholly owned indirect subsidiary of Icahn Enterprises, Icahn Partners LP (“Icahn Partners”) and Icahn Partners Master Fund LP (“Icahn Master” and, together with Icahn Partners, the “Funds”), entered into a manager agreement (the “Manager Agreement”) with Brett Icahn, the son of Carl C. Icahn, and Isthmus LLC, a Delaware limited liability company wholly owned by Brett Icahn (“Isthmus”). Under the Manager Agreement, Brett Icahn will serve as the portfolio manager of the Mesa Portfolio, a designated portfolio of assets within the Funds, over a seven year term, subject to certain veto rights by Icahn Capital and Carl C. Icahn. Additionally, Brett Icahn will provide the River Services (as defined in the Manager Agreement) upon the request of Icahn Enterprises and Icahn Capital which may entail providing research, analysis and advice with respect to certain securities in the River Portfolio, a designated portfolio of assets within the Funds. Icahn Capital is the general partner of the Funds.

Subject to the terms of the Manager Agreement, at the end of the seven year term, Brett Icahn will be entitled to receive a one-time lump sum payment as described in and computed pursuant to the Manager Agreement. Brett Icahn will not be entitled to receive from us any other compensation (including any salary or bonus) in respect of the services he is to provide under the Manager Agreement other than the restricted depositary units granted under the Restricted Unit Agreement (as described below).

In connection with the Manager Agreement, American Entertainment Properties Corp., a wholly owned indirect subsidiary of Icahn Enterprises (“Guarantor”), and Isthmus entered into a Guaranty (the “Guaranty”) pursuant to which Guarantor guaranteed the payment to Isthmus of certain amounts required to be distributed by the Funds to Isthmus pursuant to the terms and conditions of the Manager Agreement.

The foregoing description of each of the Manager Agreement and the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Manager Agreement and the Guaranty, which are filed hereto as Exhibit 10.1 and 10.2 and are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2020, in connection with the execution of the Manager Agreement, Brett Icahn was appointed to the Board of Directors (the “Board”) of Icahn Enterprises G.P. Inc. (“Icahn Enterprises G.P.”), the general partner of Icahn Enterprises. The size of the Board was expanded from seven to eight directors.

Brett Icahn served as a consultant for Icahn Enterprises from August 2016 through September 2020, where he exclusively provided investment advice to Carl C. Icahn with respect to the investment strategy for the Investment segment and with respect to capital allocation across Icahn Enterprises’ various operating subsidiaries. From April 2010 through July 2016, Brett Icahn was responsible for co-executing an investment strategy across all industries as a Portfolio Manager of the Sargon Portfolio, a designated portfolio of assets within the Investment segment, subject to the supervision and control of Icahn Capital and Carl C. Icahn. From October 2002 through March 2010, Brett Icahn served as an investment analyst for the Investment segment and in a variety of investment advisory roles for Carl C. Icahn. Brett Icahn has been a director of Newell Brands Inc., a global marketer of consumer and commercial products, since March 2018. Brett Icahn was previously a director of: Nuance Communications, Inc., a provider of voice and language solutions, from October 2013 to March 2016; Voltari Corporation, a mobile data services provider, from January 2010 to August 2014; American Railcar Industries, Inc., a railcar manufacturing company, from January 2007 to June 2014; Cadus Corporation, a company engaged in the acquisition of real estate for renovation or construction and resale, from January 2010 to February 2014; Take-Two Interactive Software Inc., a publisher of interactive entertainment products, from April 2010 to November 2013; and The Hain Celestial Group, Inc., a natural and organic products company, from July 2010 to November 2013. Brett Icahn received a B.A. from Princeton University.

On October 1, 2020, Icahn Enterprises and Brett Icahn entered into a restricted unit agreement (the “Restricted Unit Agreement”) pursuant to the Icahn Enterprises 2017 Long-Term Incentive Plan whereby Brett Icahn was awarded a grant of 239,254 restricted depositary units of Icahn Enterprises (the “Restricted Units”) which will vest over the 7-year term of the Manager Agreement according to and subject to the terms and conditions of the Restricted Unit Agreement.

Other than the Manager Agreement, and the agreements referenced therein, including the Guaranty and Restricted Unit Agreement, there are no arrangements or understandings between Brett Icahn and any other persons pursuant to which he was selected as director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Restricted Unit Agreement does not purport to be complete and is qualified in its entirety by reference to the Restricted Unit Agreement, which is filed hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 8.01. Other Events

On October 1, 2020, Icahn Enterprises issued a press release announcing Brett Icahn’s appointment to the Board and the entry into the Manager Agreement and the Restricted Unit Agreement. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Manager Agreement, dated as of October 1, 2020, among Icahn Enterprises L.P., Icahn Capital LP, Icahn Partners LP, Icahn Partners Master Fund LP, Brett Icahn and Isthmus LLC
10.2	Guaranty, dated as of October 1, 2020, between American Entertainment Properties Corp. and Isthmus LLC
10.3	Restricted Unit Agreement, dated as of October 1, 2020, between Icahn Enterprises L.P. and Brett Icahn
99.1	Press Release, dated as of October 1, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou Ted Papapostolou Chief Accounting Officer

Date: October 1, 2020

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou Ted Papapostolou Chief Accounting Officer

Date: October 1, 2020